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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United Stationers Inc. and United Stationers Supply Co. (collectively, the "Company") on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, Randall W. Larrimore, President and Chief Executive Officer, and Kathleen S. Dvorak, Senior Vice President and Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Randall W. Larrimore
------------------------
Randall W. Larrimore
President and Chief Executive Officer
November, 11 2002


/s/ Kathleen S. Dvorak
----------------------
Kathleen S. Dvorak
Senior Vice President and Chief Financial Officer
November 11, 2002

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